[FRONT OF SAMPLE STOCK CERTIFICATE]


   NUMBER                                                        SHARES
RS


                                  PACEL CORP.
          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                  COMMON STOCK                 CUSIP 69372L 30 6


THIS CERTIFIES THAT:




is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE EACH OF

                                  PACEL CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this cetificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Virginia and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:                        COUNTERSIGNED:

                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                               77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716

                              BY:


                                                            AUTHORIZED SIGNATURE
                               [CORPORATION SEAL]

/s/ F. Kay Calkins                                     /s/ David E. Calkins
     SECRETARY                                                PRESIDENT

                       [BACK OF SAMPLE STOCK CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT ......Custodian......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                         Act.............
                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

    For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _____________________________


                                   ---------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTIUCLAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM
--------------------------------------------------------------------------------




   NUMBER                                                        SHARES
RS


                                  PACEL CORP.
          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                  COMMON STOCK                 CUSIP 69372L 30 6


THIS CERTIFIES THAT:




is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE EACH OF

                                  PACEL CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Virginia, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:                        COUNTERSIGNED:

                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                               77 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NJ 07716
                                                                  TRANSFER AGENT
                              BY:


                                                            AUTHORIZED SIGNATURE
                               [CORPORATION SEAL]

/s/ F. Kay Calkins                                     /s/ David E. Calkins
     SECRETARY                                                PRESIDENT

                       [BACK OF SAMPLE STOCK CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT ......Custodian......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                         Act.............
                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

    For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

[                                     ]



--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _____________________________


                                   ---------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.





THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTIUCLAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM
--------------------------------------------------------------------------------